UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 1, 2009

ICO, INC.
(Exact name of registrant as specified in its charter)

Texas	0-10068	76-0566682
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1811 Bering Drive, Suite 200 Houston, Texas	77057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 351-4100

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 2, 2009, ICO, Inc., a Texas corporation (the “Company”), A. Schulman, Inc., a Delaware corporation (“A. Schulman”), and Wildcat Spider, LLC, a Texas limited liability company and direct wholly owned subsidiary of A. Schulman (“Merger Sub”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”).  Pursuant to the terms of the Merger Agreement and subject to the conditions set forth therein, the Company will merge with and into Merger Sub with Merger Sub surviving as a wholly owned subsidiary of A. Schulman (the “Merger”).

Under the terms of the Merger Agreement, each share of Company common stock outstanding immediately prior to the Merger will be converted into the right to receive a pro rata portion of the total consideration of $105.0 million in cash and 5.1 million shares of A. Schulman common stock, subject to certain adjustments, including those described below. All shares of restricted stock of the Company will fully vest prior to the Merger. All unexercised options to purchase the Company common stock will be terminated in the Merger and exchanged for cash equal to their “in the money” value, which will be calculated by comparing the exercise price of each such option to the per-share consideration being delivered to the Company’s shareholders on a fully diluted basis using the treasury stock method. The cash amounts paid in respect of the Company’s unexercised options will reduce the cash pool available to the Company’s shareholders in the Merger.

The Merger is intended to qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), thereby making the transaction a tax-free reorganization with respect to the stock portion of the consideration to be paid to the Company’s shareholders.

The completion of the Merger is subject to certain conditions, including, among others: (1) the approval of the Merger Agreement by the Company’s shareholders representing two-thirds of its outstanding shares; (2) the absence of certain legal impediments to the consummation of the Merger; (3) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (4) subject to certain materiality exceptions, the accuracy of the representations and warranties made by A. Schulman and the Company, respectively, and compliance by A. Schulman and the Company with their respective obligations under the Merger Agreement; (5) the declaration of the effectiveness by the United States Securities and Exchange Commission (the “SEC”) of the registration statement on Form S-4 to be filed by A. Schulman relating to the A. Schulman common stock to be issued in the Merger; (6) the approval by The Nasdaq Stock Market, LLC of the listing of A. Schulman common stock issuable to the Company’s shareholders under the Merger Agreement; and (7) the delivery of opinions from counsel to A. Schulman and counsel to the Company to the effect that the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code.

Each of A. Schulman and the Company has made representations, warranties and covenants in the Merger Agreement. The Company’s covenants and agreements include, among other things: (1) subject to certain exceptions, to conduct its business in the ordinary course of business during the period between the execution of the Merger Agreement and the completion of the Merger; and (2) not to solicit or initiate discussions with third parties regarding alternative transactions and to respond to proposals regarding such alternative transactions only in accordance with the terms of the Merger Agreement. A. Schulman’s covenants and agreements include, among other things: (i) subject to certain exceptions, to conduct its business in the ordinary course of business during the period between the execution of the Merger Agreement and the completion of the Merger; and (ii) to prepare and file with the SEC a registration statement on Form S-4 to register the securities issuable to the Company’s shareholders under the Merger Agreement.

The Merger Agreement contains specified termination rights for each of A. Schulman and the Company and further provides that, upon termination of the Merger Agreement by A. Schulman or the Company under certain circumstances, the Company may be obligated to pay A. Schulman a termination fee of $6.8 million. In the event that either party terminates the Merger Agreement as a result of the other party’s breach or failure to perform any of its covenants or other required conditions prior to the completion of the Merger and such breach or failure cannot be cured within a specified time period, the breaching party will be required to reimburse the non-breaching party for up to $1.0 million of expenses actually incurred by the non-breaching party in connection with the Merger. In addition, the Company will be required to reimburse A. Schulman for up to $1.0 million of expenses actually incurred by A. Schulman in connection with the Merger in the event the Merger Agreement is terminated because the Company’s shareholders fail to approve the transaction.

The Merger is expected to close in the spring of 2010, pending adoption of the Merger Agreement by the shareholders of the Company, approval of the transaction by regulatory authorities and the satisfaction of the closing conditions.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Investors are cautioned that the representations, warranties and covenants included in the Merger Agreement were made by the Company, on the one hand, and A. Schulman and Merger Sub, on the other hand, to each other. These representations, warranties and covenants were made as of specific dates and only for purposes of the Merger Agreement and are subject to important exceptions and limitations, including a contractual standard of materiality different from that generally relevant to investors, and are qualified by information in confidential disclosure schedules that the parties exchanged in connection with the execution of the Merger Agreement. In addition, the representations and warranties may have been included in the Merger Agreement for the purpose of allocating risk between the Company and A. Schulman, rather than to establish matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the public disclosures of the Company or A. Schulman.

The Merger Agreement is described in this current report on Form 8-K and attached as Exhibit 2.1 hereto only to provide you with information regarding certain material terms and conditions and, except for its status as a contractual document that establishes and governs the legal relationship among the parties thereto with respect to the Merger, not to provide any other factual information regarding the Company, A. Schulman or their respective businesses or the actual conduct of their respective businesses during the pendency of the Merger Agreement. You should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company, A. Schulman or any other person. Furthermore, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of the Company and A. Schulman, because either party may take certain actions that are either expressly permitted in the disclosure schedules to the Merger Agreement or as otherwise consented to by the appropriate party, which consent may be given without notice to the public.

Consent Under Credit Agreement

On December 1, 2009, the Company and certain of its subsidiaries entered into a Limited Consent Agreement  (the “Consent”) under the Credit Agreement, as amended (the “Credit Agreement”), with KeyBank National Association, Wells Fargo Bank, National Association and other lenders party thereto (collectively, the “Lenders”).  Pursuant to the Consent, the Lenders consented to the approval of the proposed Merger by the Company’s board of directors and/or shareholders; provided that the Consent will be automatically revoked if:

(1)	the Merger is not consummated by September 1, 2010;

(2)	prior to or concurrently with the consummation of the Merger, the Credit Agreement is not terminated and all obligations thereunder are not paid, discharged and satisfied in full; or

(3)	any default or event of default, as defined in the Credit Agreement, occurs.

 The foregoing description of the Consent is not complete and is subject to and qualified in its entirety by reference to, the full text of the Consent, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Cautionary Statement

Certain matters discussed in this current report on Form 8-K are “forward-looking statements,” involving certain risks, uncertainties, and assumptions, intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995.  The Company’s statements regarding the Merger (including the benefits, results, effects and timing thereof), whether and when the proxy statement/prospectus will be filed, regulatory clearances, approval of the Company’s shareholders and whether and when the transactions contemplated by the Merger Agreement will be consummated are examples of such forward-looking statements.  The following is a non-exclusive list of risks and uncertainties, and circumstances that present risks, that could cause the forward-looking statements to become untrue or otherwise affect the outcome thereof: the failure to receive the approval of the Company’s shareholders; the failure to obtain governmental approvals of the Merger on the proposed terms and schedule; satisfaction of the conditions to the closing of the Merger; any conditions imposed on the combined company in connection with consummation of the Merger; satisfaction of the conditions of the Consent; costs and difficulties related to integration of businesses and operations; delays, costs and difficulties relating to the Merger and related transactions; results of cash/stock elections of shareholders; restrictions imposed by the Company’s outstanding indebtedness; changes in the cost and availability of resins (polymers) and other raw materials; changes in demand for the Company’s services and products; business cycles and other industry conditions; general economic conditions; international risks; operational risks; currency translation risks; the Company’s lack of asset diversification; the Company’s ability to manage global inventory, develop technology and proprietary know-how, and attract and retain key personnel; failure of closing conditions in any transaction to be satisfied; integration of acquired businesses; as well as risk factors and other factors detailed in the Company’s and A. Schulman’s respective most recent form 10-K and other filings with the Securities and Exchange Commission.

Should one or more of such risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.  Any forward-looking statements are made only as of the date of this current report on Form 8-K, and the Company undertakes no obligation to publicly update any such forward-looking statements to reflect subsequent events or circumstances.

Additional Information

In connection with the proposed Merger, A. Schulman and the Company intend to file materials relating to the Merger with the SEC, including a registration statement on Form S-4 of A. Schulman, which will include a prospectus of A. Schulman and a proxy statement of the Company.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER MATERIALS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT A. SCHULMAN, THE COMPANY AND THE PROPOSED MERGER.  The final proxy statement/prospectus will be mailed to shareholders of the Company. Investors and security holders may obtain a free copy of the registration statement and the proxy statement/prospectus when they are available and other documents containing information about A. Schulman and the Company, without charge, at the SEC’s web site at www.sec.gov.  Copies of A. Schulman’s SEC filings may also be obtained for free at its website, www.aschulman.com, or by directing a request to 3550 West Market Street, Akron, Ohio 44333, Attention: Corporate Secretary or to the Investor Relations Department at 330-668-7302.  Copies of the Company’s SEC filings may also be obtained for free at its website, www.icopolymers.com, or by directing a request to 1811 Bering Drive, Suite 200, Houston, Texas, 77057, Attention: Corporate Secretary or to the Investor Relations Department at 713-351-4100.

Participants In Solicitation

A. Schulman and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the proposed Merger. Information concerning A. Schulman’s participants is set forth in the proxy statement, dated November 6, 2009, for A. Schulman’s 2009 Annual Meeting of Stockholders as filed with the SEC on Schedule 14A. Information concerning the Company’s participants is set forth in the proxy statement, dated January 23, 2009, for the Company’s 2009 Annual Meeting of Shareholders as filed with the SEC on Schedule 14A and the Company’s current reports on Form 8-K, as filed with the SEC on December 11, 2008, January 22, 2009, May 12, 2009 and August 6, 2009. These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of participants of A. Schulman and the Company in the solicitation of proxies in respect of the proposed Merger will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

 (d)               Exhibits.

EXHIBIT NUMBER		DESCRIPTION
2.1*	—	Agreement and Plan of Merger, dated as of December 2, 2009, by and among A. Schulman, Inc., Wildcat Spider, LLC and ICO, Inc.
10.1	—
Limited Consent Agreement, dated as of December 1, 2009, among ICO, Inc., Bayshore Industrial L.P. and ICO Polymers North America, Inc. (as Borrowers), KeyBank National Association, Wells Fargo Bank, National Association and the other lending institutions named therein (as Lenders); and KeyBank National Association (as an LC Issuer, Lead Arranger, Bookrunner, Administrative Agent and Syndication Agent”)

* The Agreement and Plan of Merger filed as Exhibit 2.1 omits the disclosure schedules thereto. The Company agrees to furnish supplementally a copy of the omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: December 7, 2009	By:	/s/ Bradley T. Leuschner
Bradley T. Leuschner
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
2.1*	—	Agreement and Plan of Merger, dated as of December 2, 2009, by and among A. Schulman, Inc., Wildcat Spider, LLC and ICO, Inc.
10.1	—
Limited Consent Agreement, dated as of December 1, 2009, among ICO, Inc., Bayshore Industrial L.P. and ICO Polymers North America, Inc. (as Borrowers), KeyBank National Association, Wells Fargo Bank, National Association and the other lending institutions named therein (as Lenders); and KeyBank National Association (as an LC Issuer, Lead Arranger, Bookrunner, Administrative Agent and Syndication Agent”)

* The Agreement and Plan of Merger filed as Exhibit 2.1 omits the disclosure schedules thereto. The Company agrees to furnish supplementally a copy of the omitted schedules to the SEC upon request.